Filed pursuant to Rule 497(e)

VALIC Company I

Supplement dated August 20, 2021 to the Statements of Additional Information,

each dated October 1, 2020 or May 25, 2021,

as amended and supplemented to date

Effective August 3, 2021, the second sentence of the first paragraph of the section entitled “Investment Adviser” in the Statements of Additional Information is deleted in its entirety and replaced with the following:

Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.